EXHIBIT 99.8

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC. 20549
SCHEDULE 13D UNDER THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 5) ISRAMCO, INC. (Name of Issuer)
Common Stock par value $.01 per share (Title of Class of Securities) 465141109 (CUSIP Number) Martin Mushkin 470 Park Avenue South 2nd Floor South New York, NY 10016 212-779-4233
(Name, Address and Telephone Number of Persons Authorized to Receive Notices and Communications)
March 2, 1997 (Date of Event with Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d.1(b)(3) or (4), check the following box:  ☐

Check the following box if a fee is being paid with the statement:  ☐

CUSIP No. 465141109	(See Schedule L)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	YHK Investment LP. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	[AF]
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	-0-
14)	Type of Reporting Person	PN

CUSIP No. 465141109	(See Schedule A)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Naptha Holding Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	WC
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	14,874,225 shares
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	14,874,225 shares
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	14,874,225 shares
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	47.3%
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule B)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Naptha Israel Petroleum Corporation Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	WC
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule C)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	J.O.E.L. Jerusalem Oil Exploration Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule D)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Pass-Port Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule E)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Israel Credit Lines (Central) Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule F)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Israel Credit Lines Complementary Financial Services Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule G)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	K.U. Limited Partnership (1995) (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule H)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	K.U. Integrated Holdings Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	PN

CUSIP No. 465141109	(See Schedule I)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Michlol Kanot Holdings Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule J)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	Carmen Assets and Investments Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

CUSIP No. 465141109	(See Schedule K)

1)	Name of Reporting Person S.S. or I.R.S. Identification No. of Above Person	United Kingsway Ltd. (Intentionally Omitted)
2)	Check the Appropriate Box if a Member of a Group	(a) ☐ (b) ☐
3)	SEC Use Only
4)	Source of Funds	N/A
5)	Check if Disclosure of Legal Proceedings is Required Pursuant to Items 2(d) or 2(e)	☐
6)	Citizenship or Place of Organization	Israel

Number of Shares Beneficially Owned by Reporting Person with	7)	Sole Voting Power	-0-
	8)	Shared Voting Power	-0-
	9)	Sole Dispositive Power	-0-
	10)	Snared Dispositive Power	-0-

11)	Aggregate Amount Beneficially Owned By Each Reporting Person	-0-
12)	Check box if the Aggregate Amount in Row (11) Excludes Certain Shares	☐
13)	Percent of Class Represented by Amount in Row (11)	N/A
14)	Type of Reporting Person	CO

The Schedule 13D filed with the Securities and Exchange Commission (the “Commission”) on September 20, 1995, as amended by Amendment No. 1 filed with the Commission on January 20, 1996, as amended by Amendment No. 2 filed with the Commission on or about March 27, 1996, as amended by Amendment No. 3 filed with the Commission on or about November 27, 1996, as amended by Amendment No. 4 filed with the Commission on February 12, 1997 (collectively the “Schedule 13D”) relating to the common stock, par value $.01 per share, of Isramco, Inc. are hereby amended by adding the information set forth below. All capitalized terms herein have the meaning ascribed to them in Schedule 13D.

This amendment is filed by Israel Credit Lines Complementary Financial Services, Inc. (“Complementary”), Israel Credit Lines (Central) Ltd. (“Central”), United Kingsway Ltd. (“Kingsway”), K.U. Limited Partnership (“KU”), K.U. Integrated Holdings, Ltd. (“Integrated”), Michlol Kanot Holdings Ltd. (“Michlol”), and YHK Investment LP (“YHK”). Central, Carmen, Integrated, KU, and Michlol are hereby eliminated from the Reporting Persons and YHK is hereby added to the Reporting Persons.

Item 1.  Security and Issuer.

The class of equity securities to which this Schedule 13D relates is the Common Stock, par value $.01 per share, (“shares”) of Isramco, Inc., a Delaware corporation (the “Issuer”). The principal executive office of the Issuer is at 575 Madison Ave., New York, NY 10022.

Item 2.  Identity and Background.

On February 25, 1997, Complementary and Kingsway formed YHK with Complementary and Kingsway owning 35% and 65% of YHK respectively. On March 2, 1997, YHK purchased all the shares of Pass-Port Ltd. (“Pass-Port”) owned by KU for $24,600,000. This eliminated KU and Michlol Holdings Ltd. from the chain of ownership reported in this Form 13D as amended. It also eliminated KU’s general partner, Integrated, Carmen Assets and Investments Ltd. (“Carmen”) a holding company for the Livnat interests, and Israel Credit Lines Central Ltd. (“Central”), an affiliate of Complementary. YHK now owns, of record, 44.5% of Pass-Port Ltd. The transaction was made pursuant to an agreement, Exhibit 14 hereto (the “Agreement”). Isramco owns 5.5% of J.O.E.L.

As part of the Agreement, Complementary and Kingsway agreed they would control YHK in proportion to their share ownership in YHK. Simultaneously with these transactions, Zvika Livnat and Ido Rosen resigned from the Board of Directors of Isramco The vacancies so created have not been filled.

Pass-Port, owns 43.4% of J.O.E.L. - Israel Oil Exploration Ltd. J.O.E.L. owns 10.1% of Pass-Port, Ltd. J.O.E.L. owns 86.6% of Naptha Israel Petroleum Corporation (“Naptha”), which owns 100% of Naptha Holding Ltd. (“Holding”). Holding owns, of records, 47.4%, of the common stock of Isramco, Inc. assuming the exercise of all the Class A and Class B warrants of Isramco it holds. On March 28, 1997, The exercise date of these warrants was extended by Isramco’s Board for one year to April 16, 1998.

YHK Investment LP (“YHK”). The business address of YHK is 8, Hagranit Street, Kiryat Arie, Petach-Tikva, Israel 49222. The business of YHK is to hold the securities of Pass-Port transferred to it in this transaction. YHK is an Israeli limited partnership.

General partners, executive officers, directors and controlling persons. The General Partners of YHK is YHK General Managers Ltd. The names, and addresses of the directors and controlling persons of YHK appear on the annexed Schedule K.

The filing of this Schedule 13D does not constitute an admission by any of the persons making this filing that such person are a “group” for purposes of Section 13(d)(3) of the Act. The Reporting Persons deny that they should be deemed to be such a “group” and such persons are making this filing only because they may be deemed to constitute a “group” for purposes of Section 13(d)(3) of the Act.

A chart showing the chain of ownership is included follows this narrative.

During the last five years, none of the Reporting Persons, nor any of their officers and directors, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the last five years, none of the Reporting Persons, nor any of their officers and directors, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws.

Item 3.  Source and Amount of Funds or Other Consideration.

In order to finance its portion of the transaction, Complementary borrowed $2,200,000 from Carmen and $2,228,000 from Kingsway. The loans are to be repaid at Libor + 1% interest, on or before March 1, 1999 and January 1, 2000, respectively. Payments of principal and interest will be made every quarter. The loans are secured by encumbrances (charges) of Complementary’s rights in YHK and YHK General Manager, Ltd. with 91% of the charge to Carmen and 9% of the charge to Kingsway. The lenders do not have any control over the rights to YHK other than their security interest.

The loan agreements are part of a larger transaction, most of which is not relevant to this filing. They are 100 pages long and are all in Hebrew. They will be made available at the offices of Complementary in Tel-Aviv, Israel.

Item 4.  Purpose of the Transaction.

The purpose of the transaction was to transfer the interest in Pass-Port owned by KU to YHK, and thus buy out the interests of Michlol (and its parents) in Pass-Port, and their interests in the companies through which Pass-Port operates. From time to time, the persons making this report may acquire additional securities of Isramco in the ordinary course of their business in market transactions.

Item 5.  Interest in Securities of the Issuer.

(a) The aggregate number and percentage of the class of securities being reported on here beneficially owned by the Reporting Persons is 14,874,225 shares which is 47.3% of the outstanding shares assuming the exercise of all of the warrants held by Holding. The other persons who, together with the persons named in Item 2, comprise a group with the meaning of Section 13(d)(3) of the Act are indirect beneficial owners of these Shares.

(b) All power to vote the Shares is vested in Naptha Holding, Ltd. (See Amendment No. 4 to this Form 13D.

Item 6.  Contracts, Arrangements, understandings or Relationships with Respect to Securities of the Issuer.

There was no written contract or agreement between Kingsway and Complementary other than those which are part of Exhibit 14.

Item 7.  Material to be Filed as Exhibits.

Exhibit 13- Power of Attorney (adding YHK to the previously filed powers of attorney).

Exhibit 14- Agreements dated March 2, 1997 between Kingsway, Complementary and Michol. (In Hebrew)

EXHIBIT 11

SIGNATURES AND JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13D with respect to the common stock, par value $.01 per share, of Isramco, Inc. (to which this Agreement is attached as EXHIBIT 10), and all subsequent amendments, may be filed on behalf of each such person.

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

April 3, 1997

J.O.E.L. JERUSALEM OIL EXPLORATION LTD.
PASS-PORT LTD.
ISRAEL CREDIT LINES (CENTRAL) LTD.
ISRAEL CREDIT LINES COMPLEMENTARY FINANCIAL SERVlCES  LTD.
NAPTHA ISRAEL PETROLEUM CORPORATION LTD.
NAPTHA HOLDTNG  LTD. ("HOLDING")
K.U. LIMITED PARTNERSHIP (1995)
K.U. INTEGRATED HOLDINGS LTD.
MICHLOL KANOT HOLDINGS LTD.
CARMEN ASSETS AND INVESTMENTS LTD.
UNITED KlNGSWAY LTD.
YHK INVESTMENT LIMITED PARTNERSHIP
By:
Raanan Weisel / Pinchas Pinchas, Attorney in fact
See power or attorney filed with Amendment No. 4
powers of attorney filed with prior Amendments.

SCHEDULE A
DIRECTORS AND EXECUTIVE OFFICERS
OF
NAPTHA HOLDING LTD.
(“HOLDING”)

Name	Title	Address

Jackob Maimon	Chairman of the Board	10 Izack Sade Street Netach-Tikva

Yuval Ran	Director	9 Barazani Street Ramat-Aviv, Tel -Aviv

Yossi Levy	Director	5 Mismar Hslusa Street Rishon Letzion

A-1

SCHEDULE B
DIRECTORS AND EXECUTIVE OFFICERS
OF
NAPTHA ISRAEL PETROLEUM CORP. LTD.

Name	Title	Address

Jackob Maimon	Chairman of the Board	10 Izack Sade Street Netach-Tikva

Yuval Ran	Director	9 Barazani Street Ramat-Aviv, Tel-Aviv

J.O.E.L. Jerusalem Oil Exploration Ltd.	Director	8, Hagranit Street. Kiryat Arie Petach-Tikva 49222

Juda Markovitz	Director	Abir Sport 6 Shvil Hatnufa Street Kiriat Hamelacha Tel-Aviv 66536

Yossi Levy	General Manager	5 Mismar Hslusa Street Rishon Letzion

Raanan Wiessel	Finance Manager	22 Hsmim Street Givatim

Anat Riner	Director	154 Rotshild Street Petach-Tikva

Mair Avrahi	Director	6 Rhash Street Hadera

B-1

SCHEDULE C
DIRECTORS AND EXECUTIVE OFFICERS
OF
J.O.E.L. JERUSALEM OIL EXPLORATION LTD.

MICHAL MALCAH
Director
5 Kasani Street, Ramat Aviv, Tel Aviv, Israel
Advocate

ARIEH PERL
Director
41 Alexander Zeid Street, Naveh Oz, Petach Tikva, Israel
Manager of several companies; director of Polygon Co., a textile company

BARUCH KIRSHSTEIN
Director
10 Alfassi Street, Jerusalem, Israel
General Manager of B. Kirsharein Ltd.

YUVAL RAN
Chairman of the Board and Chief Executive Officer
9 Barazani Street, Ramat-Aviv, Tel-Aviv, Israel
Manager of the Prime and Promote Group of Companies (financial services)

MOSHE MITELMAN, Ph.D.
Director
39 Dibell Reoven Street
Petach-Tikva

DAVID DAVID
Chief Executive Officer
7 Tidhar Street, Ramat-Efal, Israel

PINCHAS PINCHAS
Comptroller
82B Katz Street, Petach-Tikva

ANMON ARGAMAN, CPA
Internal Auditor
8, Hagranit Street, Kiryat Arie, Petach-Tikva 49222

C-1

SCHEDULE D
DIRECTORS AND EXECUTIVE OFFICERS
OF
PASS-PORT LTD.

HAIM TSUFF
Director
12 Haporzim Street, Petach Tikva, Israel
Manager of several companies
Citizen of Israel and the Netherlands

JACOB MALCHA
Director
34 Nordan Street, Petach Tikva, Israel
Attorney; director of Polygon Co., a textile company

MICHAEL VALDAN
Director
35 Burla Street, Tel-Aviv, Israel
Advisor in the field of chemistry and petro-chemistry in Israel and abroad

DR. ESTI BAT
Director
2 Dow Gruner, Herzliya, Israel
Marketing Manager, Initiator of Projects in ESI, Ltd.,
a privately owned company, Lecturer at the Tel-Aviv University

YSHAYUO LIVNE
Chief Executive Officer

PINCHAS PINCHAS
Comptroller
82B Katz Street, Petach Tikva, Israel

YOUVAL RAN
Director
9 Barazani Street, Ramat-Aviv, Tel-Aviv,
Israel

JOSEF TSUFF
Director
Retired - Not working, he lives on pension.
12 Haporzim Street, Petach-Tikva, Israel

D-1

SCHEDULE E
DIRECTORS AND EXECUTIVE OFFICERS
OF
ISRAEL CREDIT LINES (CENTRAL) LTD.

YUVAL RAN
Chairman of the Board and Chief Executive Officer
9 Barazani Street, Ramat-Aviv, Tel-Aviv, Israel
Manager of the Prime and Promote Group of Companies

NATHAN TURNER
Director
23 Yehuda Hanasi Street, Tel-Aviv, Israel
Director of the Prime Group Companies (financial services)

AVRAHAM GOLDRICH
Director
11/B Pomorock Street, Tel-Aviv, Israel
Director of the Prime and Promote Group of Companies (financial services) and the Goldrich Group of Companies

NATHAN SCHWARTZ
Director
10 Harechasim Street, Ramat-Gav, Israel
Director of the Prime and Promote Group of Companies (financial services)

E-1

SCHEDULE F
DIRECTORS AND EXECUTIVE OFFICERS
OF
ISRAEL CREDIT LINES COMPLEMENTARY FINANCIAL SERVICES LTD.

YUVAL RAN
Chairman of the Board and Chief Executive Officer
9 Barazani Street, Ramat-Aviv, Tel-Aviv, Israel
Manager of the Prime and Promote Group of Companies (financial services)

ERAN TADMOR
Director (Manager, L.T.S. Ltd., electric products)
1 Oranim Street
Kefar Shemrio

DOV ZUKER
Director - Food business and air cargo.
168 Dizengof Street
Tel-Aviv

RONY ELIAD
Director - P.R. and marketing consultant.
39 Shamgar Street, Zala

DINA KLOD
Comptroller
4 Raoul Wallenberg Street, Tel-Aviv, Israel

F-1

SCHEDULE G
DIRECTORS AND EXECUTIVE OFFICERS
OF
K.U. LIMITED PARTNERSHIP (1995)

General Partner

K.U. Integrated Holdings Ltd., (a holding company)
9 Barazani Street
Ramat-Aviv, Tel-Aviv, Israel

(See Schedule H regarding K.U. Integrated Holdings Ltd.)

G-1

SCHEDULE H
DIRECTORS AND EXECUTIVE OFFICERS
OF
K.U. INTEGRATED HOLDINGS LTD.

YUVAL RAN
Director
9 Barazani Street, Ramst-Aviv, Tel-Aviv, Israel
Chairman of the Board and Chief Executive Officer of Israel Credit Lines (Central) Ltd. and
Israel Credit Lines Complementary Financial Services Ltd.;
Manager of the Prime and Promote Group of Companies.

HAIM TSUFF
Director
12 Haporzim Street, Petach Tikva, Israel
Manager of several companies
Citizen of Israel and the Netherlands

H-1

SCHEDULE I
DIRECTORS AND EXECUTIVE OFFICERS
OF
MICHLOL KANOT HOLDINGS LTD.

ZEEV LIVNAT
Director
18 Hazait Street, Karme Yosef, Israel
Fleet Engineer and Manager of Tasbura Company, a privately owned company involved in the transportation of cement
Industrial Zone, P.O. Box 320, Ramla, Israel

ZVIKA LIVNAT
Director
18 Hazait Street, Karme Yosef, Israel
Commercial Manager of Tasbura Company

YUVAL RAN
Director
9 Barazani Street, Ramat-Aviv, Tel-Aviv, Israel
Chairman of the Board and Chief Executive Officer of Israel Credit Lines (Central) Ltd. and
Israel Credit Lines Complementary Financial Services Ltd.;
Manager of the Prime and Promote Group of Companies.

I-1

SCHEDULE J
DIRECTORS AND EXECUTIVE OFFICERS
OF
CARMEN ASSETS AND INVESTMENTS LTD.

ZEEV LIVNAT
Director
18 Hazait Street, Karme Yosef, Israel
Fleet Engineer and Manager of Tasbura Company, a privately owned company involved in the transportation of cement.
Industrial Zone, P.O. Box 320, Ramla, Israel

SHAY LIVNAT
Director
18 Hazait Street, Karme Yosef, Israel
General Manager of Tashtit - a subsidiary of Tasbura Company Construction Machinery Ltd., a privately owned Company involved in the importing of DAF trucks

AVRAHAM LIVNAT
Director
18 Hazait Street, Karme Yosef, Israel
Managing Director of Tasbura Company

ZVIKA LIVNAT
Director
18 Hazait Street, Karme Yosef, Israel
Commercial Manager of Tasbura Company

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SCHEDULE K
DIRECTORS AND EXECUTIVE OFFICERS
OF
UNITED KINGSWAY LTD.

HAIM TSUFF
Director
12 Haporzim Street, Petach Tikva, Israel
Manager of several companies
Citizen of Israel and the Netherlands

ROBERT JEAN ARCKENS
1 Avenue Des Tourterellef 1950, Kralnem, Belgium
Manager of several shipping companies
Citizen of Belgium

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SCHEDULE L
DIRECTORS AND EXECUTIVE OFFICERS
OF
YHK INVESTMENTS LIMITED PARTNERSHIP

General Partner

YHK General Managers, Ltd.
Youval Ran is the Chief Executive Officer of YHK General Managers, Ltd.

The Executive Officers of the General Partner are:

Not appointed yet.

Directors
Youval Ran
9 Barazani Street, Ramst-Aviv, Tel-Aviv, Israel
Chairman of the Board and Chief Executive Officer of Israel Credit Lines (Central) Ltd. and
Israel Credit Lines Complementary Financial Services Ltd.; Manager of the Prime and
Promote Group of Companies.

Haim Tsuff
12 Haporzim Street, Petach Tikva, Israel
Manager of several companies
Citizen of Israel and the Netherlands

Josef Tsuff
Director of Pass-Port Ltd.

Tina Miamon-Arckens
38 Bilu Street, Hertzliya, Israel
Homemaker

Limited Partners
The limited partners of YHK are Israel Credit Lines Complementary Financial Services Ltd.
(“Complementary”) and United Kingsway Ltd.

See Schedule F regarding Complementary.
See Schedule K regarding Kingsway.

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